UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 18, 2022

VIRTUAL INTERACTIVE TECHNOLOGIES CORP.

(Exact name of Registrant as specified in its charter)

Nevada	None	36-4752858
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 17th Street, Suite 2800 South

Denver, CO 80202

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (303) 228-7120

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 8.01	Other Events

On July 14, 2022 the Company and CloudCoin Consortium SV entered into a Memorandum of Understanding pertaining to a joint venture, the purpose of which is to allow persons playing the Company’s interactive games to use coins distributed by CloudCoin to pay for playing the interactive games.

On July 18, 2022 the Company issued a Press Release, attached as Exhibit 99, announcing the signing of the Memorandum of Understanding.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2022	Virtual Interactive Technologies Corp.

	By:	/s/ Janelle Gladstone
Janelle Gladstone, Authorized Officer
Chief Financial Officer

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